                                                                    Exhibit 25-A

________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                           _________________________

                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   ________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                   ________________________________________

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


NEW YORK                                                          13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      identification no.)


270 PARK AVENUE
NEW YORK, NEW YORK                                                    10017
(Address of principal executive offices)                            (Zip Code)


                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                 ____________________________________________
                            DUKE ENERGY CORPORATION
              (Exact name of obligor as specified in its charter)

NORTH CAROLINA                                                    56-0205520
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification no.)

526 SOUTH CHURCH STREET
CHARLOTTE, NORTH CAROLINA                                          28202
(Address of principal executive offices)                        (Zip Code)

                --------------------------------------------------
                                  Senior Notes
                      (Title of the indenture securities)
                --------------------------------------------------

                                    GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, Suite 2310, 5 Empire State Plaza, Albany, New York 12223.

         Board of Governors of the Federal Reserve System, 20th and C Street, NW, Washington, D.C. 20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y. 10045.

         Federal Deposit Insurance Corporation, 550 Seventeenth Street, NW, Washington, D.C. 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2. Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

      5.  Not applicable.

      6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 13th day of December, 2000.

                            THE CHASE MANHATTAN BANK

                                 By /s/ N. Rodriguez
                                   -----------------------
                                    N. Rodriguez
                                    Assistant Vice President

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 2000, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                        DOLLAR AMOUNTS
                   ASSETS                                                 IN MILLIONS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and
   currency and coin...................................................      $17,515
  Interest-bearing balances............................................        4,770
Securities:
Held to maturity securities............................................          598
Available for sale securities..........................................       62,624
Federal funds sold and securities purchased under
  agreements to resell.................................................       30,503
Loans and lease financing receivables:
  Loans and leases, net of unearned income........$155,252
  Less: Allowance for loan and lease losses.......   2,445
  Less: Allocated transfer risk reserve...........       0
                                                  --------
  Loans and leases, net of unearned income,
  allowance and reserve................................................      152,807
Trading assets.........................................................       51,438
Premises and fixed assets (including capitalized
  leases)..............................................................        4,205
Other real estate owned................................................           17
Investments in unconsolidated subsidiaries and
  associated companies.................................................          379
Customers' liability to this bank on acceptances
  outstanding..........................................................          491
Intangible assets......................................................        4,386
Other assets...........................................................       16,471
                                                                            --------
TOTAL ASSETS...........................................................     $346,204
                                                                            ========

                                   LIABILITIES

Deposits:
  In domestic offices............................................  $119,935
  Noninterest-bearing........................$46,678
  Interest-bearing........................... 73,257
                                              ------
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's.........................................    92,814
  Noninterest-bearing .......................$ 6,054
  Interest-bearing .......................... 86,760

Federal funds purchased and securities sold under
  agreements to repurchase.......................................    51,959
Demand notes issued to the U.S. Treasury.........................       750
Trading liabilities..............................................    35,146

Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less..................     5,226
  With a remaining maturity of more than one year
       through three years.......................................         0
  With a remaining maturity of more than three years.............        95
Bank's liability on acceptances executed and outstanding ........       491
Subordinated notes and debentures................................     5,874
Other liabilities................................................    12,460

TOTAL LIABILITIES................................................   324,750
                                                                   --------

                                   EQUITY CAPITAL

Perpetual preferred stock and related surplus....................         0
Common stock.....................................................     1,211
Surplus  (exclude all surplus related to preferred stock)........    12,991
Undivided profits and capital reserves...........................     8,278
Net unrealized holding gains (losses)
  on available-for-sale securities...............................    (1,043)
Accumulated net gains (losses) on cash flow hedges...............         0
Cumulative foreign currency translation adjustments..............        17

TOTAL EQUITY CAPITAL.............................................    21,454
                                                                   --------
TOTAL LIABILITIES AND EQUITY CAPITAL.............................  $346,204
                                                                   ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                   JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                   WILLIAM B. HARRISON, JR.)
                                   HANS W. BECHERER        ) DIRECTORS
                                   H. LAURANCE FULLER      )